SECOND AMENDMENT TO THE
                          PENSION PLAN FOR EMPLOYEES OF
                              AMPHENOL CORPORATION

      Amendment made this 4th day of February, 1999, to the Pension Plan for Employees of Amphenol Corporation as amended and restated effective December 31, 1997, (the "Plan") by resolution of the Board of Directors Amphenol Corporation (the "Employer");

      WHEREAS, Pursuant to Article XII the Employer has the right to amend the plan;

      WHEREAS, The Employer desires to amend the Plan to comply with the provisions of the Retirement Protection Act of 1994, which was part of the General Agreement on Tariffs and Trade ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), The Small Business Job Protection Act ("SBJPA") and the Taxpayer Relief Act of 1997 ("TRA '97");

      NOW, THEREFORE, the Plan is hereby amended as follows:

                                   SECTION ONE
                           HIGHLY COMPENSATED EMPLOYEE

      (1) "Highly Compensated Employee" means any Employee who:

            (a) was a 5-percent owner at any time during the Plan Year or the preceding year, or

            (b) for the preceding year had Compensation from the Employer in excess of $80,000.

      The provisions of this Section shall be effective for Plan Years beginning after December 31, 1996, except that for purposes of determining whether an Employee is a
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Highly Compensated Employee for the Plan Year beginning in 1997, these provisions shall be treated as having been in effect for Plan Years beginning in 1996.

                                   SECTION TWO

                        REPEAL OF FAMILY AGGREGATION RULE

      For all purposes of the Plan, if an individual is employed by the Employer and is a member of the family of a 5-percent owner, then such individual shall be considered a separate Employee and any Compensation paid to such individual and any applicable contribution or benefit on behalf of such individual shall be treated as if it were attributable solely to that individual. Except as provided in Treasury Regulations, this provision shall be applied in determining the Compensation of or contributions or benefits on behalf of any Employee for purposes of any section with respect to which a Highly Compensated Employee is defined by reference to Section 414(q) of the Code.

      The provisions of this Section shall be effective for Plan Years beginning after December 31, 1996. For purposes of determining whether an Employee is a Highly Compensated Employee for the 1997 Plan Year only, the family aggregation rules are considered to have been repealed for 1996.

                                  SECTION THREE

        COMBINED DEFINED CONTRIBUTION/DEFINED BENEFIT PLAN LIMIT

      For Limitation Years beginning after December 31, 1999, if an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year may exceed 1.0. After the above effective date, only the limitations of Code Section 415(b) will apply to this defined benefit plan. No adjustment need be made to either the defined benefit or defined


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contribution fraction in the event that the combined defined benefit/defined contribution limit exceeds 1.0 in any Limitation Year.

                                  SECTION FOUR

                                 LEASED EMPLOYEE

      For all purposes in the Plan, "Leased Employee" means any person who is not a common law employee of the recipient and who provides services to the recipient if:

      (1) such services are provided pursuant to an agreement between the recipient and any other person (in this Section referred to as the "Leasing Organization");

      (2) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one (1) year; and

      (3) such services are performed under primary direction or control by the recipient.

      The provisions of this Section shall be effective for Plan Years beginning after December 31, 1996.

                                  SECTION FIVE

                                USERRA AMENDMENT

      Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

            The provisions of this Section shall be effective December 12, 1994.


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

                                   SECTION SIX

                         REQUIRED MINIMUM DISTRIBUTIONS

      The term "required beginning date" means the pre-SBJPA required beginning date of April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 regardless of whether the Participant is a 5-percent owner (as defined in Code Section 416).

      The provisions of this Section shall be effective for Plan Years beginning after December 31, 1996.

                                  SECTION SEVEN

                                  KEY EMPLOYEE

      "Key Employee" shall mean an Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is

      (1) an officer of the Employer having Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any Plan Year;

      (2) one of the ten (10) employees having Compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Code Section 318) the largest interest in the Employer;

      (3) a five percent (5%) owner of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the


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

Employer, or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; or

      (4) a one percent (1%) owner of the Employer having Compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer, or in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

      For purposes of paragraph (a), no more than the lesser of (i) fifty (50) employees, or (ii) the greater of ten percent (10%) of the employees or three
(3) employees will be treated as officers. For purposes of paragraph (b),if two
(2) employees have the same interest in the Employer, the employee having greater Compensation from the Employer will be treated as having a larger interest. Such term will not include any officer or employee of any entity referred to in Section 414(d) of the Code (relating to governmental plans). For purposes of determining the number of officers taken into account under paragraph (a), employees described in Section 414(q) (5) of the Code will be excluded.

                                  SECTION EIGHT

                       OPTION TO WAIVE 30-DAY QJSA NOTICE

      The plan shall provide Participants with the written explanation of the Qualified Joint and Survivor Annuity required by Code Section 417(a)(3) no less than 30 days and no more than 90 days before the Annuity Staffing Date. A distribution to a Participant may commence less than 30 days after the notice required by Code Section 417(a) (3) is given, provided that the following requirements are met:


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

      (1) The Plan Administrator provides information to the Participant clearly indicating that the Participant has a right to a period of at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity.

      (2) The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Staffing Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant,

      (3) The Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (4) below, and

      (4) Distribution in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

                                  SECTION NINE

             APPLICABLE MORTALITY TABLE AND APPLICABLE INTEREST RATE

      Effective with the later of the adoption date or the first day of the Plan Year beginning after December 31, 1997, the mortality table and the interest rate used for the purposes of determining an Actuarial Equivalent amount (other than non-decreasing life annuities payable for a period not less than the life of a Participant or, in the case of a Qualified Pre-Retirement Survivor Annuity, the life of the surviving spouse) shall be the "Applicable Mortality Table" and the "Applicable Interest Rate" described below.


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

      (1) The "Applicable Mortality Table" means the mortality table prescribed by the Secretary of the Treasury. Such table shall be based on the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)).

      (2) The "Applicable Interest Rate" means the annual rate of interest on 30-year Treasury securities determined as of the second calendar month (the lookback month) preceding the first day of the Plan Year during which the Annuity Starting Date occurs. The Applicable Interest Rate shall remain constant for the Plan Year stability period.

      Notwithstanding anything contained in this amendment or the Plan to the contrary, a Participant's Accrued Benefit shall not be considered to be reduced in violation of Code Section 411(d) (6) merely because of the above changes in the interest rate and mortality assumption used to calculate Actuarial Equivalent amounts.

      The provisions of this Section shall be effective as of the Limitation Year beginning after December 31, 1997.

                                   SECTION TEN

                  ADJUSTMENTS TO ANNUAL BENEFIT AND LIMITATIONS

      (1) If benefits commence prior to age 62, the dollar limitation under Code
Section 415(b) shall be the Actuarial Equivalent of the Participant's limitation for benefits commencing at age 62, reduced for each month by which benefits commence before the month in which the Participant attains age 62. In order to determine Actuarial Equivalents for this purpose, the lesser of the Actuarial Equivalent amount computed using the Plan interest rate and Applicable Mortality Table, and the amount computed using 5% interest and the Applicable Mortality Table shall be used. If the annual benefit is paid in a form other than a non-decreasing life annuity payable for a period not less than the life of a


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

Participant (or, in the case of a Qualified Pre-Retirement Survivor Annuity, the life of the surviving spouse,) the Actuarial Equivalent amount shall be determined by substituting the Applicable Interest Rate for five percent (5%) in the preceding sentence.

      (2) Further, for purposes of adjusting the benefit to a straight life annuity, the equivalent Annual Benefit shall be the greater of the equivalent Annual Benefit computed using the Plan interest rate and the Applicable Mortality Table, and the equivalent Annual Benefit computed using five-percent (5%) interest rate assumption and the Applicable Mortality Table. If the Annual Benefit is paid in a form other than a non-decreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Qualified Pre-Retirement Survivor Annuity, the life of the surviving spouse, the Applicable Interest Rate shall be substituted for five percent (5%) in the preceding sentence.

                                 SECTION ELEVEN

                   IMMEDIATE CASH-OUT FOR DE MINIMIS BENEFITS

      (1) If the Actuarial Equivalent present value of a Participant's vested Accrued Benefit derived from Employer and Employee contributions does not exceed or did not at the time of any prior distribution exceed $5,000, the Participant will receive a single sum distribution cash or property of the Actuarial Equivalent value of the entire rested Accrued Benefit.

      (2) The monthly payments made from the Plan to Highly Compensated Employees and to former Highly Compensated Employees who are among the twenty-five most highly paid Employees with the greatest Compensation in the current or any prior year, shall be limited to an amount equal to the monthly payments that would be made on behalf of the Employee under a Straight Life Annuity that is the Actuarial Equivalent of the sum of the Employee's other benefits under the Plan (other than a social security supplement within the meaning of Section 1.4(a)-7(c)(4)(ii) of the Regulations), and the amount the Employee is entitled to receive under a social security supplement.


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

      The provisions of this Section shall only apply to Accrued Benefits payable by reference to an Exhibit which provided for the immediate cash-out of de minimis benefits prior to January 1, 1998.

      The provisions of this Section shall be effective for Plan Years beginning after December 31, 1997.

      The aforesaid Plan is ratified and confirmed in each and every other respect.



                                        AMPHENOL CORPORATION

                                        /s/ Edward C. Wetmore
                                        --------------------------------
                                        Edward C. Wetmore
                                        Secretary